UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: September 16, 2011

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way Torrance, California		90501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2011, Lori Swafford, Vice President - Legal Affairs and Corporate Counsel of Virco Mfg. Corporation (the “Company”) delivered notice to the Company of her election to participate in the Company’s previously disclosed early retirement and voluntary separation program, which the Company subsequently accepted on September 19, 2011. In accordance with such election, Ms. Swafford has resigned from all positions with the Company effective September 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: September 21, 2011	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors